SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 1, 2004



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)




                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



             000-23213                                     43-1718931
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    (Commission File Number)             (I.R.S. Employer Identification Number)

13705 SHORELINE COURT EAST, EARTH CITY, MO                   63045
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(Address of principal executive offices)                   (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

                  On December 1, 2004, Young Innovations, Inc. issued a press release announcing that it has completed the sale of the retail division of its Plak Smacker subsidiary. A copy of the press release is furnished herewith as
Exhibit 99.1, and hereby incorporated by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                       99.1 December 1, 2004 press release announcing the completion of the sale of Plak Smacker's Retail Division

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YOUNG INNOVATIONS, INC.


                                   By:   /s/ Christine Boehning
                                      ------------------------------------------
                                      Christine Boehning
                                      Vice President and Chief Financial Officer

Dated:  December 2, 2004